Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Third Quarter 2013

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Net income	$806	$499	$864	$304	$896	$925	$864	$2,169	$2,685
Net income per share:
Basic	$2.04	$1.27	$2.23	$0.79	$2.36	$2.44	$2.33	$5.55	$7.12
Diluted	$2.02	$1.26	$2.21	$0.78	$2.33	$2.41	$2.30	$5.50	$7.05

Operating income	$801	$495	$867	$278	$887	$816	$883	$2,163	$2,586
Operating income per share:
Basic	$2.03	$1.27	$2.24	$0.72	$2.33	$2.15	$2.38	$5.53	$6.86
Diluted	$2.01	$1.26	$2.22	$0.72	$2.31	$2.13	$2.35	$5.48	$6.79

Return on equity	13.1%	8.0%	13.6%	4.7%	14.1%	14.6%	13.9%	11.6%	14.2%
Operating return on equity	14.7%	9.0%	15.5%	5.0%	15.8%	14.2%	15.2%	13.1%	15.1%

Total assets, at period end	$104,838	$104,330	$105,445	$104,938	$103,897	$101,900	$102,685	$105,445	$102,685
Total equity, at period end	$24,872	$25,049	$25,905	$25,405	$25,596	$24,890	$24,811	$25,905	$24,811

Book value per share, at period end	$63.81	$64.90	$67.81	$67.31	$68.00	$66.65	$68.15	$67.81	$68.15
Less: Net unrealized investment gains, net of tax	7.28	7.72	8.68	8.22	7.61	4.53	4.28	8.68	4.28
Adjusted book value per share, at period end	$56.53	$57.18	$59.13	$59.09	$60.39	$62.12	$63.87	$59.13	$63.87

Weighted average number of common shares outstanding (basic)	392.0	388.0	384.0	381.0	377.7	375.9	368.9	388.0	374.1
Weighted average number of common shares outstanding and common stock equivalents (diluted)	395.8	391.6	387.9	385.3	381.9	379.9	372.9	391.5	378.1
Common shares outstanding at period end	389.8	386.0	382.0	377.4	376.4	373.5	364.1	382.0	364.1

Common stock dividends declared	$162	$181	$179	$178	$176	$191	$185	$522	$552

Common stock repurchased:
Under Board of Directors authorization
Shares	6.0	5.6	5.4	5.4	3.7	3.6	9.7	17.0	17.0
Cost	$350	$350	$350	$400	$300	$300	$800	$1,050	$1,400
Other
Shares	0.8	—	—	0.1	0.7	—	0.1	0.8	0.8
Cost	$52	$1	$—	$2	$58	$1	$1	$53	$60

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Net income
Operating income	$801	$495	$867	$278	$887	$816	$883	$2,163	$2,586
Net realized investment gains (losses)	5	4	(3)	26	9	109	(19)	6	99
Net income	$806	$499	$864	$304	$896	$925	$864	$2,169	$2,685

Basic earnings per share
Operating income	$2.03	$1.27	$2.24	$0.72	$2.33	$2.15	$2.38	$5.53	$6.86
Net realized investment gains (losses)	0.01	—	(0.01)	0.07	0.03	0.29	(0.05)	0.02	0.26
Net income	$2.04	$1.27	$2.23	$0.79	$2.36	$2.44	$2.33	$5.55	$7.12

Diluted earnings per share
Operating income	$2.01	$1.26	$2.22	$0.72	$2.31	$2.13	$2.35	$5.48	$6.79
Net realized investment gains (losses)	0.01	—	(0.01)	0.06	0.02	0.28	(0.05)	0.02	0.26
Net income	$2.02	$1.26	$2.21	$0.78	$2.33	$2.41	$2.30	$5.50	$7.05

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Basic and Diluted
Net income, as reported	$806	$499	$864	$304	$896	$925	$864	$2,169	$2,685
Participating share-based awards - allocated income	(6)	(4)	(6)	(2)	(6)	(7)	(6)	(17)	(20)
Net income available to common shareholders - basic and diluted	$800	$495	$858	$302	$890	$918	$858	$2,152	$2,665

Common Shares
Basic
Weighted average shares outstanding	392.0	388.0	384.0	381.0	377.7	375.9	368.9	388.0	374.1

Diluted
Weighted average shares outstanding	392.0	388.0	384.0	381.0	377.7	375.9	368.9	388.0	374.1
Weighted average effects of dilutive securities - stock options and performance shares	3.8	3.6	3.9	4.3	4.2	4.0	4.0	3.5	4.0
Diluted weighted average shares outstanding	395.8	391.6	387.9	385.3	381.9	379.9	372.9	391.5	378.1

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Revenues
Premiums	$5,523	$5,529	$5,666	$5,639	$5,517	$5,603	$5,666	$16,718	$16,786
Net investment income	740	738	722	689	670	687	657	2,200	2,014
Fee income	82	59	92	90	97	82	107	233	286
Net realized investment gains (losses)	10	4	(2)	39	10	167	(22)	12	155
Other revenues	37	29	34	20	34	135	44	100	213
Total revenues	6,392	6,359	6,512	6,477	6,328	6,674	6,452	19,263	19,454

Claims and expenses
Claims and claim adjustment expenses	3,364	3,786	3,359	4,167	3,153	3,530	3,297	10,509	9,980
Amortization of deferred acquisition costs	971	976	986	977	948	950	953	2,933	2,851
General and administrative expenses	884	893	904	929	915	931	934	2,681	2,780
Interest expense	96	96	93	93	92	86	91	285	269
Total claims and expenses	5,315	5,751	5,342	6,166	5,108	5,497	5,275	16,408	15,880

Income before income taxes	1,077	608	1,170	311	1,220	1,177	1,177	2,855	3,574
Income tax expense	271	109	306	7	324	252	313	686	889
Net income	$806	$499	$864	$304	$896	$925	$864	$2,169	$2,685

Other-than-temporary impairments (OTTI)
Total OTTI gains (losses)	$—	$11	$17	$(1)	$—	$(1)	$—	$28	$(1)
OTTI losses recognized in net realized investment gains (losses)	$(4)	$(4)	$(3)	$(4)	$(5)	$(2)	$(3)	$(11)	$(10)
OTTI gains recognized in other comprehensive income	$4	$15	$20	$3	$5	$1	$3	$39	$9

Other statistics
Effective tax rate on net investment income	19.9%	20.2%	20.0%	19.2%	19.2%	19.7%	19.1%	20.0%	19.3%
Net investment income (after-tax)	$593	$589	$578	$556	$542	$551	$531	$1,760	$1,624

Catastrophes, net of reinsurance:
Pre-tax	$168	$549	$91	$1,054	$99	$340	$99	$808	$538
After-tax	$109	$357	$59	$689	$65	$221	$64	$525	$350

Prior year reserve development - favorable (unfavorable)
Pre-tax	$304	$221	$193	$222	$231	$192	$158	$718	$581
After-tax	$200	$147	$129	$146	$154	$125	$107	$476	$386

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Underwriting gain (loss)	$248	$(47)	$327	$(232)	$385	$235	$387	$528	$1,007
Net investment income	593	589	578	556	542	551	531	1,760	1,624
Other, including interest expense	(40)	(47)	(38)	(46)	(40)	30	(35)	(125)	(45)
Operating income	801	495	867	278	887	816	883	2,163	2,586
Net realized investment gains (losses)	5	4	(3)	26	9	109	(19)	6	99
Net income	$806	$499	$864	$304	$896	$925	$864	$2,169	$2,685

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	60.1%	68.1%	58.4%	73.0%	56.2%	62.3%	57.3%	62.1%	58.6%
Underwriting expense ratio	32.1%	32.4%	31.9%	32.4%	32.3%	32.0%	31.6%	32.2%	32.0%
Combined ratio	92.2%	100.5%	90.3%	105.4%	88.5%	94.3%	88.9%	94.3%	90.6%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	91.4%	99.8%	89.3%	104.6%	87.8%	93.8%	88.4%	93.5%	90.0%

Impact of catastrophes on combined ratio	3.1%	10.0%	1.6%	18.7%	1.8%	6.1%	1.7%	4.9%	3.2%
Impact of prior year reserve development on combined ratio	-5.5%	-4.0%	-3.4%	-4.0%	-4.1%	-3.5%	-2.8%	-4.3%	-3.4%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Billing and policy fees and other	$27	$25	$24	$22	$24	$25	$25	$76	$74
Fee income:
Loss and loss adjustment expenses	$35	$11	$40	$38	$42	$27	$44	$86	$113
Underwriting expenses	47	48	52	52	55	55	63	147	173
Total fee income	$82	$59	$92	$90	$97	$82	$107	$233	$286

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Revenues
Premiums	$5,523	$5,529	$5,666	$5,639	$5,517	$5,603	$5,666	$16,718	$16,786
Net investment income	740	738	722	689	670	687	657	2,200	2,014
Fee income	82	59	92	90	97	82	107	233	286
Other revenues	37	29	34	20	34	135	44	100	213
Total revenues	6,382	6,355	6,514	6,438	6,318	6,507	6,474	19,251	19,299

Claims and expenses
Claims and claim adjustment expenses	3,364	3,786	3,359	4,167	3,153	3,530	3,297	10,509	9,980
Amortization of deferred acquisition costs	971	976	986	977	948	950	953	2,933	2,851
General and administrative expenses	884	893	904	929	915	931	934	2,681	2,780
Interest expense	96	96	93	93	92	86	91	285	269
Total claims and expenses	5,315	5,751	5,342	6,166	5,108	5,497	5,275	16,408	15,880

Operating income before income taxes	1,067	604	1,172	272	1,210	1,010	1,199	2,843	3,419
Income tax expense (benefit)	266	109	305	(6)	323	194	316	680	833
Operating income	$801	$495	$867	$278	$887	$816	$883	$2,163	$2,586

Other statistics
Effective tax rate on net investment income	19.9%	20.2%	20.0%	19.2%	19.2%	19.7%	19.1%	20.0%	19.3%
Net investment income (after-tax)	$593	$589	$578	$556	$542	$551	$531	$1,760	$1,624

Catastrophes, net of reinsurance:
Pre-tax	$168	$549	$91	$1,054	$99	$340	$99	$808	$538
After-tax	$109	$357	$59	$689	$65	$221	$64	$525	$350

Prior year reserve development - favorable (unfavorable)
Pre-tax	$304	$221	$193	$222	$231	$192	$158	$718	$581
After-tax	$200	$147	$129	$146	$154	$125	$107	$476	$386

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Statutory underwriting
Gross written premiums	$6,073	$6,240	$6,271	$5,725	$6,188	$6,247	$6,310	$18,584	$18,745
Net written premiums	$5,497	$5,868	$5,697	$5,385	$5,597	$5,824	$5,713	$17,062	$17,134

Net earned premiums	$5,523	$5,529	$5,666	$5,639	$5,517	$5,603	$5,666	$16,718	$16,786
Losses and loss adjustment expenses	3,318	3,791	3,310	4,119	3,070	3,490	3,250	10,419	9,810
Underwriting expenses	1,797	1,838	1,840	1,780	1,799	1,808	1,799	5,475	5,406
Statutory underwriting gain (loss)	408	(100)	516	(260)	648	305	617	824	1,570
Policyholder dividends	12	11	11	12	10	13	7	34	30
Statutory underwriting gain (loss) after policyholder dividends	$396	$(111)	$505	$(272)	$638	$292	$610	$790	$1,540

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,791	$40,925	$40,528	$40,656	$40,215	$40,145	$40,037	$40,528	$40,037
Increase (decrease) in reserves	$(108)	$134	$(397)	$128	$(441)	$(70)	$(108)	$(371)	$(619)
Statutory basis surplus	$19,867	$19,841	$20,291	$20,048	$20,692	$20,672	$21,509	$20,291	$21,509
Net written premiums/surplus (1)	1.12:1	1.12:1	1.10:1	1.12:1	1.09:1	1.09:1	1.05:1	1.10:1	1.05:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Written premiums
Gross	$6,073	$6,240	$6,271	$5,725	$6,188	$6,247	$6,310	$18,584	$18,745
Ceded	(576)	(372)	(574)	(340)	(591)	(423)	(597)	(1,522)	(1,611)
Net	$5,497	$5,868	$5,697	$5,385	$5,597	$5,824	$5,713	$17,062	$17,134

Earned premiums
Gross	$5,973	$5,985	$6,132	$6,110	$5,985	$6,091	$6,163	$18,090	$18,239
Ceded	(450)	(456)	(466)	(471)	(468)	(488)	(497)	(1,372)	(1,453)
Net	$5,523	$5,529	$5,666	$5,639	$5,517	$5,603	$5,666	$16,718	$16,786

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Revenues
Premiums	$2,876	$2,860	$2,982	$2,973	$2,942	$3,018	$3,046	$8,718	$9,006
Net investment income	532	536	524	498	487	502	479	1,592	1,468
Fee income	82	58	92	90	97	82	106	232	285
Other revenues	14	8	9	9	13	114	8	31	135
Total revenues	3,504	3,462	3,607	3,570	3,539	3,716	3,639	10,573	10,894

Claims and expenses
Claims and claim adjustment expenses	1,709	2,049	1,906	2,193	1,749	2,008	1,965	5,664	5,722
Amortization of deferred acquisition costs	467	465	477	475	475	481	479	1,409	1,435
General and administrative expenses	498	504	504	514	517	511	503	1,506	1,531
Total claims and expenses	2,674	3,018	2,887	3,182	2,741	3,000	2,947	8,579	8,688

Operating income before income taxes	830	444	720	388	798	716	692	1,994	2,206
Income tax expense	218	82	177	62	208	137	166	477	511
Operating income	$612	$362	$543	$326	$590	$579	$526	$1,517	$1,695

Other statistics
Effective tax rate on net investment income	20.0%	20.3%	20.1%	19.1%	19.2%	19.8%	19.2%	20.1%	19.4%
Net investment income (after-tax)	$425	$428	$419	$402	$394	$402	$387	$1,272	$1,183

Catastrophes, net of reinsurance:
Pre-tax	$53	$252	$50	$439	$35	$148	$61	$355	$244
After-tax	$34	$164	$33	$285	$23	$96	$40	$231	$159

Prior year reserve development - favorable (unfavorable)
Pre-tax	$248	$58	$41	$120	$113	$55	$36	$347	$204
After-tax	$162	$38	$27	$78	$75	$36	$24	$227	$135

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Underwriting gain (loss)	$177	$(71)	$117	$(82)	$188	$102	$134	$223	$424
Net investment income	425	428	419	402	394	402	387	1,272	1,183
Other	10	5	7	6	8	75	5	22	88
Operating income	$612	$362	$543	$326	$590	$579	$526	$1,517	$1,695

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	57.8%	71.0%	62.3%	72.2%	57.7%	65.3%	63.0%	63.7%	62.0%
Underwriting expense ratio	31.8%	32.0%	31.0%	31.3%	31.7%	30.9%	30.0%	31.6%	30.9%
Combined ratio	89.6%	103.0%	93.3%	103.5%	89.4%	96.2%	93.0%	95.3%	92.9%

Impact of catastrophes on combined ratio	1.8%	8.8%	1.7%	14.7%	1.2%	4.9%	2.0%	4.1%	2.7%
Impact of prior year reserve development on combined ratio	-8.6%	-2.0%	-1.4%	-4.0%	-3.9%	-1.8%	-1.2%	-4.0%	-2.3%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Billing and policy fees and other	$5	$5	$5	$4	$4	$5	$4	$15	$13
Fee income:
Loss and loss adjustment expenses	$35	$10	$40	$38	$42	$27	$43	$85	$112
Underwriting expenses	47	48	52	52	55	55	63	147	173
Total fee income	$82	$58	$92	$90	$97	$82	$106	$232	$285

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Statutory underwriting
Gross written premiums	$3,429	$3,280	$3,382	$3,020	$3,626	$3,344	$3,483	$10,091	$10,453
Net written premiums	$3,100	$3,026	$2,962	$2,784	$3,260	$3,068	$3,032	$9,088	$9,360

Net earned premiums	$2,876	$2,860	$2,982	$2,973	$2,942	$3,018	$3,046	$8,718	$9,006
Losses and loss adjustment expenses	1,663	2,057	1,860	2,147	1,668	1,970	1,920	5,580	5,558
Underwriting expenses	940	928	937	894	969	933	913	2,805	2,815
Statutory underwriting gain (loss)	273	(125)	185	(68)	305	115	213	333	633
Policyholder dividends	10	8	9	10	8	11	5	27	24
Statutory underwriting gain (loss) after policyholder dividends	$263	$(133)	$176	$(78)	$297	$104	$208	$306	$609

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Net written premiums by market
Select Accounts	$718	$721	$679	$657	$724	$709	$654	$2,118	$2,087
Commercial Accounts	861	717	805	718	908	732	807	2,383	2,447
National Accounts	235	226	202	244	277	242	236	663	755
Industry-Focused Underwriting	648	636	671	599	699	653	673	1,955	2,025
Target Risk Underwriting	429	486	382	369	448	500	441	1,297	1,389
Specialized Distribution	208	242	222	198	204	232	220	672	656
Total core	3,099	3,028	2,961	2,785	3,260	3,068	3,031	9,088	9,359
Business Insurance other	1	(2)	1	(1)	—	—	1	—	1
Total	$3,100	$3,026	$2,962	$2,784	$3,260	$3,068	$3,032	$9,088	$9,360

Net written premiums by product line
Commercial multi-peril	$819	$777	$769	$735	$828	$771	$755	$2,365	$2,354
Workers’ compensation	944	800	849	807	1,056	860	885	2,593	2,801
Commercial automobile	489	499	498	438	484	476	488	1,486	1,448
Commercial property	416	481	373	377	427	484	424	1,270	1,335
General liability	426	464	452	423	458	469	458	1,342	1,385
Other	6	5	21	4	7	8	22	32	37
Total	$3,100	$3,026	$2,962	$2,784	$3,260	$3,068	$3,032	$9,088	$9,360

National Accounts
Additions to claim volume under administration (1)	$639	$472	$480	$549	$701	$523	$523	$1,591	$1,747
Written fees	$88	$77	$77	$74	$104	$88	$92	$242	$284

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Revenues
Premiums	$737	$766	$772	$770	$735	$751	$785	$2,275	$2,271
Net investment income	104	99	97	95	92	91	88	300	271
Fee income	—	1	—	—	—	—	1	1	1
Other revenues	8	5	8	5	5	5	5	21	15
Total revenues	849	871	877	870	832	847	879	2,597	2,558

Claims and expenses
Claims and claim adjustment expenses	341	302	309	362	302	332	331	952	965
Amortization of deferred acquisition costs	143	149	149	148	143	147	155	441	445
General and administrative expenses	165	165	165	172	162	172	169	495	503
Total claims and expenses	649	616	623	682	607	651	655	1,888	1,913

Operating income before income taxes	200	255	254	188	225	196	224	709	645
Income tax expense	51	73	74	57	62	42	64	198	168
Operating income	$149	$182	$180	$131	$163	$154	$160	$511	$477

Other statistics
Effective tax rate on net investment income	18.9%	19.7%	19.3%	19.1%	18.6%	18.6%	18.2%	19.3%	18.5%
Net investment income (after-tax)	$85	$79	$78	$77	$75	$74	$72	$242	$221

Catastrophes, net of reinsurance:
Pre-tax	$—	$4	$1	$45	$—	$46	$—	$5	$46
After-tax	$—	$3	$—	$34	$—	$30	$—	$3	$30

Prior year reserve development - favorable (unfavorable)
Pre-tax	$46	$96	$87	$69	$58	$72	$74	$229	$204
After-tax	$31	$66	$60	$46	$40	$47	$51	$157	$138

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Underwriting gain	$59	$99	$97	$50	$85	$76	$85	$255	$246
Net investment income	85	79	78	77	75	74	72	242	221
Other	5	4	5	4	3	4	3	14	10
Operating income	$149	$182	$180	$131	$163	$154	$160	$511	$477

GAAP combined ratio (1) (2)
Loss and loss adjustment expense ratio	46.0%	39.1%	39.7%	46.6%	40.8%	43.9%	41.8%	41.5%	42.2%
Underwriting expense ratio	41.8%	40.9%	40.5%	41.7%	41.5%	42.4%	41.4%	41.1%	41.7%
Combined ratio	87.8%	80.0%	80.2%	88.3%	82.3%	86.3%	83.2%	82.6%	83.9%

Impact of catastrophes on combined ratio	0.0%	0.4%	0.1%	5.9%	0.0%	6.1%	0.0%	0.2%	2.0%
Impact of prior year reserve development on combined ratio	-6.1%	-12.5%	-11.3%	-9.1%	-7.8%	-9.7%	-9.3%	-10.0%	-9.0%

(1) Before policyholder dividends.
(2) Fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:
								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Fee income:
Loss and loss adjustment expenses	$—	$1	$—	$—	$—	$—	$1	$1	$1
Underwriting expenses	—	—	—	—	—	—	—	—	—
Total fee income	$—	$1	$—	$—	$—	$—	$1	$1	$1

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Statutory underwriting
Gross written premiums	$791	$882	$763	$839	$799	$906	$799	$2,436	$2,504
Net written premiums	$604	$840	$729	$808	$647	$849	$770	$2,173	$2,266

Net earned premiums	$737	$766	$772	$770	$735	$751	$785	$2,275	$2,271
Losses and loss adjustment expenses	341	299	307	359	300	330	329	947	959
Underwriting expenses	316	319	295	314	317	323	313	930	953
Statutory underwriting gain	80	148	170	97	118	98	143	398	359
Policyholder dividends	2	3	2	2	2	2	2	7	6
Statutory underwriting gain after policyholder dividends	$78	$145	$168	$95	$116	$96	$141	$391	$353

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Financial, Professional & International Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Net written premiums by market
Bond & Financial Products	$357	$524	$529	$514	$395	$531	$553	$1,410	$1,479
International	247	316	200	294	252	318	217	763	787
Total	$604	$840	$729	$808	$647	$849	$770	$2,173	$2,266

Net written premiums by product line
General liability	$143	$236	$233	$247	$168	$237	$249	$612	$654
Fidelity & surety	172	248	246	229	178	253	255	666	686
International	247	316	200	294	252	318	217	763	787
Other	42	40	50	38	49	41	49	132	139
Total	$604	$840	$729	$808	$647	$849	$770	$2,173	$2,266

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income (Loss) - Personal Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Revenues
Premiums	$1,910	$1,903	$1,912	$1,896	$1,840	$1,834	$1,835	$5,725	$5,509
Net investment income	104	103	101	96	91	94	90	308	275
Other revenues	19	16	17	14	18	15	34	52	67
Total revenues	2,033	2,022	2,030	2,006	1,949	1,943	1,959	6,085	5,851

Claims and expenses
Claims and claim adjustment expenses	1,314	1,435	1,144	1,612	1,102	1,190	1,001	3,893	3,293
Amortization of deferred acquisition costs	361	362	360	354	330	322	319	1,083	971
General and administrative expenses	214	219	230	237	232	241	256	663	729
Total claims and expenses	1,889	2,016	1,734	2,203	1,664	1,753	1,576	5,639	4,993

Operating income (loss) before income taxes	144	6	296	(197)	285	190	383	446	858
Income tax expense (benefit)	36	(11)	90	(83)	88	48	121	115	257
Operating income (loss)	$108	$17	$206	$(114)	$197	$142	$262	$331	$601

Other statistics
Effective tax rate on net investment income	20.1%	20.4%	20.2%	19.4%	19.5%	20.1%	19.5%	20.2%	19.7%
Net investment income (after-tax)	$83	$82	$81	$77	$73	$75	$72	$246	$220

Catastrophes, net of reinsurance:
Pre-tax	$115	$293	$40	$570	$64	$146	$38	$448	$248
After-tax	$75	$190	$26	$370	$42	$95	$24	$291	$161

Prior year reserve development - favorable (unfavorable)
Pre-tax	$10	$67	$65	$33	$60	$65	$48	$142	$173
After-tax	$7	$43	$42	$22	$39	$42	$32	$92	$113

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income (Loss) by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Underwriting gain (loss)	$12	$(75)	$113	$(200)	$112	$57	$168	$50	$337
Net investment income	83	82	81	77	73	75	72	246	220
Other	13	10	12	9	12	10	22	35	44
Operating income (loss)	$108	$17	$206	$(114)	$197	$142	$262	$331	$601

GAAP combined ratio (1)
Loss and loss adjustment expense ratio	68.8%	75.4%	59.8%	85.0%	59.9%	64.9%	54.5%	68.0%	59.8%
Underwriting expense ratio	29.0%	29.4%	29.9%	30.2%	29.5%	29.6%	30.2%	29.4%	29.7%
Combined ratio	97.8%	104.8%	89.7%	115.2%	89.4%	94.5%	84.7%	97.4%	89.5%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	95.7%	102.9%	86.8%	113.1%	87.5%	92.9%	82.9%	95.1%	87.8%

Impact of catastrophes on combined ratio	6.0%	15.3%	2.1%	30.1%	3.5%	8.0%	2.0%	7.8%	4.5%
Impact of prior year reserve development on combined ratio	-0.5%	-3.5%	-3.4%	-1.8%	-3.3%	-3.5%	-2.6%	-2.5%	-3.2%

(1)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees and other are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Billing and policy fees and other	$22	$20	$19	$18	$20	$20	$21	$61	$61

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Statutory underwriting
Gross written premiums	$1,853	$2,078	$2,126	$1,866	$1,763	$1,997	$2,028	$6,057	$5,788
Net written premiums	$1,793	$2,002	$2,006	$1,793	$1,690	$1,907	$1,911	$5,801	$5,508

Net earned premiums	$1,910	$1,903	$1,912	$1,896	$1,840	$1,834	$1,835	$5,725	$5,509
Losses and loss adjustment expenses	1,314	1,435	1,143	1,613	1,102	1,190	1,001	3,892	3,293
Underwriting expenses	541	591	608	572	513	552	573	1,740	1,638
Statutory underwriting gain (loss)	$55	$(123)	$161	$(289)	$225	$92	$261	$93	$578

Policies in force (in thousands)
Automobile	2,554	2,505	2,436	2,361	2,286	2,217	2,151	2,436	2,151
Homeowners and other (1)	4,971	4,902	4,794	4,672	4,563	4,477	4,386	4,794	4,386

(1)  In 3Q 2013, the Company sold the renewal rights related to its National Flood Insurance Program business.  Policies in force have been adjusted to exclude National Flood Insurance Program business for all periods presented.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Automobile) (1)
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Statutory underwriting

Gross written premiums	$904	$903	$911	$826	$835	$838	$834	$2,718	$2,507
Net written premiums	$900	$899	$906	$822	$831	$834	$828	$2,705	$2,493

Net earned premiums	$902	$891	$888	$875	$844	$837	$827	$2,681	$2,508
Losses and loss adjustment expenses	641	674	659	778	594	599	591	1,974	1,784
Underwriting expenses	235	238	233	229	218	224	222	706	664
Statutory underwriting gain (loss)	$26	$(21)	$(4)	$(132)	$32	$14	$14	$1	$60

Other statistics
GAAP combined ratio (2):
Loss and loss adjustment expense ratio	71.1%	75.6%	74.1%	89.0%	70.4%	71.6%	71.5%	73.6%	71.1%
Underwriting expense ratio	25.4%	25.9%	25.3%	26.5%	25.6%	26.2%	26.4%	25.5%	26.1%
Combined ratio	96.5%	101.5%	99.4%	115.5%	96.0%	97.8%	97.9%	99.1%	97.2%

Impact of catastrophes on combined ratio	1.0%	3.8%	0.4%	7.9%	1.0%	1.4%	0.3%	1.8%	0.9%
Impact of prior year reserve development on combined ratio	-0.2%	0.0%	0.9%	1.9%	0.6%	0.0%	0.0%	0.2%	0.2%

Catastrophe losses, net of reinsurance:
Pre-tax	$9	$34	$4	$69	$8	$12	$2	$47	$22
After-tax	$6	$22	$3	$44	$6	$7	$1	$31	$14

Prior year reserve development - favorable (unfavorable)
Pre-tax	$2	$—	$(8)	$(17)	$(6)	$—	$—	$(6)	$(6)
After-tax	$1	$—	$(5)	$(11)	$(4)	$—	$—	$(4)	$(4)

Policies in force (in thousands)	2,473	2,423	2,353	2,278	2,204	2,136	2,071
Change from prior year quarter	-1.0%	-3.2%	-5.9%	-8.7%	-10.9%	-11.8%	-12.0%
Change from prior quarter	-0.8%	-2.0%	-2.9%	-3.2%	-3.2%	-3.1%	-3.0%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees and other are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Billing and policy fees and other	$12	$10	$11	$9	$10	$9	$9	$33	$28

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1)
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Statutory underwriting

Gross written premiums	$912	$1,135	$1,171	$1,002	$889	$1,119	$1,150	$3,218	$3,158
Net written premiums	$855	$1,064	$1,056	$934	$820	$1,033	$1,039	$2,975	$2,892

Net earned premiums	$973	$976	$986	$983	$957	$958	$969	$2,935	$2,884
Losses and loss adjustment expenses	643	730	457	800	480	561	382	1,830	1,423
Underwriting expenses	262	309	315	294	255	293	313	886	861
Statutory underwriting gain (loss)	$68	$(63)	$214	$(111)	$222	$104	$274	$219	$600

Other statistics
GAAP combined ratio (2):
Loss and loss adjustment expense ratio	66.0%	74.8%	46.4%	81.4%	50.2%	58.6%	39.4%	62.4%	49.3%
Underwriting expense ratio	29.0%	29.4%	29.0%	29.5%	29.8%	30.1%	30.8%	29.1%	30.3%
Combined ratio	95.0%	104.2%	75.4%	110.9%	80.0%	88.7%	70.2%	91.5%	79.6%

Impact of catastrophes on combined ratio	10.7%	26.1%	3.6%	50.3%	5.6%	13.9%	3.6%	13.5%	7.7%
Impact of prior year reserve development on combined ratio	-1.1%	-6.9%	-7.3%	-4.9%	-6.7%	-6.7%	-5.0%	-5.1%	-6.2%

Catastrophe losses, net of reinsurance:
Pre-tax	$104	$256	$35	$495	$54	$133	$35	$395	$222
After-tax	$68	$166	$22	$322	$35	$87	$22	$256	$144

Prior year reserve development - favorable (unfavorable)
Pre-tax	$10	$68	$71	$48	$65	$65	$48	$149	$178
After-tax	$7	$44	$46	$31	$42	$42	$32	$97	$116

Policies in force (in thousands) (3)	4,903	4,830	4,718	4,594	4,484	4,396	4,303
Change from prior year quarter	-0.2%	-2.1%	-4.6%	-6.9%	-8.5%	-9.0%	-8.8%
Change from prior quarter	-0.7%	-1.5%	-2.3%	-2.6%	-2.4%	-2.0%	-2.1%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees and other are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Billing and policy fees and other	$10	$8	$9	$8	$9	$10	$12	$27	$31

(3)  In 3Q 2013, the Company sold the renewal rights related to its National Flood Insurance Program business.  Policies in force have been adjusted to exclude National Flood Insurance Program business for all periods presented.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Direct to Consumer (1)
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Net written premiums
Automobile	$29	$28	$32	$26	$29	$27	$30	$89	$86
Homeowners and other	9	11	12	11	10	13	14	32	37
Total net written premiums	$38	$39	$44	$37	$39	$40	$44	$121	$123

Revenues
Premiums	$35	$36	$38	$38	$39	$39	$39	$109	$117
Other revenues	—	—	1	—	—	—	1	1	1
Total revenues	35	36	39	38	39	39	40	110	118

Claims and expenses
Claims and claim adjustment expenses	31	31	27	34	28	30	28	89	86
Amortization of deferred acquisition costs	1	1	1	—	1	1	1	3	3
General and administrative expenses	42	42	61	51	40	34	37	145	111
Total claims and expenses	74	74	89	85	69	65	66	237	200

Operating loss before income taxes	(39)	(38)	(50)	(47)	(30)	(26)	(26)	(127)	(82)
Income taxes	(14)	(13)	(17)	(17)	(11)	(9)	(9)	(44)	(29)
Operating loss	$(25)	$(25)	$(33)	$(30)	$(19)	$(17)	$(17)	$(83)	$(53)

Other statistics
Policies in force (in thousands)
Automobile	81	82	83	83	82	81	80
Homeowners and other	68	72	76	78	79	81	83

Catastrophes, net of reinsurance:
Pre-tax	$2	$3	$1	$6	$2	$1	$1	$6	$4
After-tax	$1	$2	$1	$4	$1	$1	$1	$4	$3

Prior year reserve development - favorable (unfavorable)
Pre-tax	$(2)	$(1)	$2	$2	$1	$—	$—	$(1)	$1
After-tax	$(1)	$(1)	$1	$2	$1	$—	$—	$(1)	$1

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Revenues
Other revenues	$(4)	$—	$—	$(8)	$(2)	$1	$(3)	$(4)	$(4)

Claims and expenses
Interest expense	96	96	93	93	92	86	91	285	269
General and administrative expenses	7	5	5	6	4	7	6	17	17
Total claims and expenses	103	101	98	99	96	93	97	302	286

Operating loss before income tax benefit	(107)	(101)	(98)	(107)	(98)	(92)	(100)	(306)	(290)
Income taxes	(39)	(35)	(36)	(42)	(35)	(33)	(35)	(110)	(103)
Operating loss	$(68)	$(66)	$(62)	$(65)	$(63)	$(59)	$(65)	$(196)	$(187)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Consolidated Balance Sheet
(in millions)

	September 30,	December 31,
	2013 (1)	2012

Assets
Fixed maturities, available for sale, at fair value (amortized cost $59,960 and $60,829)	$62,102	$65,393
Equity securities, available for sale, at fair value (cost $470 and $462)	708	645
Real estate investments	917	883
Short-term securities	5,379	3,483
Other investments	3,425	3,434
Total investments	72,531	73,838

Cash	295	330
Investment income accrued	673	752
Premiums receivable	6,113	5,872
Reinsurance recoverables	9,544	10,712
Ceded unearned premiums	1,015	856
Deferred acquisition costs	1,802	1,792
Deferred taxes	321	—
Contractholder receivables	4,450	4,806
Goodwill	3,365	3,365
Other intangible assets	347	381
Other assets	2,229	2,234
Total assets	$102,685	$104,938

Liabilities
Claims and claim adjustment expense reserves	$49,153	$50,922
Unearned premium reserves	11,716	11,241
Contractholder payables	4,450	4,806
Payables for reinsurance premiums	438	346
Deferred taxes	—	338
Debt	6,346	6,350
Other liabilities	5,771	5,530
Total liabilities	77,874	79,533

Shareholders’ equity
Common stock (1,750.0 shares authorized; 364.1 and 377.4 shares issued and outstanding)	21,425	21,161
Retained earnings	23,485	21,352
Accumulated other comprehensive income	705	2,236
Treasury stock, at cost (390.1 and 372.3 shares)	(20,804)	(19,344)
Total shareholders’ equity	24,811	25,405
Total liabilities and shareholders’ equity	$102,685	$104,938

(1)  Preliminary.

The Travelers Companies, Inc.
Investment Portfolio
(at carrying value, $ in millions)

	September 30,	Pre-tax Book	December 31,	Pre-tax Book
	2013	Yield (1)	2012	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$26,251	3.72%	$27,188	3.92%
Tax-exempt fixed maturities	35,851	3.84%	38,205	3.87%
Total fixed maturities	62,102	3.79%	65,393	3.89%

Non-redeemable preferred stocks	124	6.35%	135	6.27%
Common stocks	584		510
Total equity securities	708		645

Real estate investments	917		883

Short-term securities	5,379	0.15%	3,483	0.21%

Private equities	1,945		1,888
Hedge funds	368		381
Real estate partnerships	619		610
Mortgage loans	2	5.27%	4	6.21%
Trading securities	—		30
Other investments	491		521
Total other investments	3,425		3,434

Total investments	$72,531		$73,838

Net unrealized investment gains, net of tax, included in shareholders’ equity	$1,559		$3,103

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data
(at carrying value, $ in millions)

	September 30,	December 31,
	2013	2012
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,109	$2,222
Obligations of states and political subdivisions:
Pre-refunded	9,629	9,025
All other	26,621	29,656
Total	36,250	38,681
Debt securities issued by foreign governments	1,974	2,257
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,516	2,997
Corporates (including redeemable preferreds)	19,253	19,236
Total fixed maturities	$62,102	$65,393

Fixed Maturities

Quality Characteristics (1)

	September 30, 2013
	Amount	% of Total
Quality Ratings
Aaa	$26,206	42.2%
Aa	19,402	31.2
A	8,571	13.8
Baa	5,910	9.5
Total investment grade	60,089	96.7
Ba	1,030	1.7
B	475	0.8
Caa and lower	508	0.8
Total below investment grade	2,013	3.3
Total fixed maturities	$62,102	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.6

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Gross investment income
Fixed maturities	$620	$611	$604	$604	$586	$574	$571	$1,835	$1,731
Short-term securities	2	3	3	2	2	2	3	8	7
Other	128	133	124	91	92	120	91	385	303
	750	747	731	697	680	696	665	2,228	2,041
Investment expenses	10	9	9	8	10	9	8	28	27
Net investment income, pre-tax	740	738	722	689	670	687	657	2,200	2,014
Income taxes	147	149	144	133	128	136	126	440	390
Net investment income, after-tax	$593	$589	$578	$556	$542	$551	$531	$1,760	$1,624

Effective tax rate	19.9%	20.2%	20.0%	19.2%	19.2%	19.7%	19.1%	20.0%	19.3%

Average invested assets (1)	$69,494	$69,623	$69,813	$70,419	$69,996	$69,701	$70,419	$69,684	$70,128

Average yield pre-tax (1)	4.3%	4.2%	4.1%	3.9%	3.8%	3.9%	3.7%	4.2%	3.8%
Average yield after-tax	3.4%	3.4%	3.3%	3.2%	3.1%	3.2%	3.0%	3.4%	3.1%

(1)  Excludes net unrealized investment gains, net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Net realized investment gains (losses)
Fixed maturities	$8	$17	$14	$14	$11	$14	$5	$39	$30
Equity securities	3	2	—	(1)	6	4	(1)	5	9
Other (1)	(1)	(15)	(16)	26	(7)	149	(26)	(32)	116
Realized investment gains (losses) before tax	10	4	(2)	39	10	167	(22)	12	155
Related taxes	5	—	1	13	1	58	(3)	6	56
Net realized investment gains (losses)	$5	$4	$(3)	$26	$9	$109	$(19)	$6	$99

Gross investment gains (1)	$121	$78	$78	$97	$108	$352	$12	$277	$472
Gross investment losses before impairments (1)	(107)	(70)	(77)	(54)	(93)	(183)	(31)	(254)	(307)
Net investment gains before impairments	14	8	1	43	15	169	(19)	23	165
Other-than-temporary impairment losses	(4)	(4)	(3)	(4)	(5)	(2)	(3)	(11)	(10)
Net realized investment gains (losses) before tax	10	4	(2)	39	10	167	(22)	12	155
Related taxes	5	—	1	13	1	58	(3)	6	56
Net realized investment gains (losses)	$5	$4	$(3)	$26	$9	$109	$(19)	$6	$99

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2012	2012	2012	2012	2013	2013	2013

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$4,166	$4,392	$4,870	$4,564	$4,121	$2,349	$2,142
Equity securities & other	181	176	209	197	274	250	252
Unrealized investment gains before tax	4,347	4,568	5,079	4,761	4,395	2,599	2,394
Related taxes	1,509	1,588	1,764	1,658	1,531	907	835

Balance, end of period	$2,838	$2,980	$3,315	$3,103	$2,864	$1,692	$1,559

(1)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$47	$25	$27	$26	$56	$287	$—	$99	$343
Gross investment Treasury future losses	$41	$38	$35	$25	$75	$153	$—	$114	$228

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	September 30,	December 31,
	2013	2012
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$4,761	$5,256
Allowance for uncollectible reinsurance	(245)	(258)
Net reinsurance recoverables (i)	4,516	4,998
Mandatory pools and associations (ii)	1,878	2,549
Structured settlements (iii)	3,150	3,165
Total reinsurance recoverables	$9,544	$10,712

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	September 30,	December 31,
Reinsurer	Predominant Reinsurer	2013	2012
Munich Re Group	A+ second highest of 16 ratings	$511	$550
Swiss Re Group	A+ second highest of 16 ratings	473	517
Alleghany Group	A third highest of 16 ratings	260	302
Berkshire Hathaway Group	A++ highest of 16 ratings	243	258
NKSJ Holdings Inc Group	A+ second highest of 16 ratings	241	220

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at September 30, 2013, after deducting mandatory pools and associations and structured settlement balances, $3.6 billion, or 79%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 21% of net recoverables from reinsurers were comprised of the following:  7% related to the Company’s participation in voluntary pools, 11% related to recoverables from captive insurance companies and 3% were balances from other companies not rated by A.M. Best Company.  In addition, $1.4 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at September 30, 2013.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.  Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	September 30,	December 31,
Group	Predominant Insurer	2013	2012
Fidelity and Guaranty Life	B++ fifth highest of 16 ratings	$982	$981
Metlife	A+ second highest of 16 ratings	460	474
Genworth Financial Group	A third highest of 16 ratings	433	437
Symetra Financial Corporation	A third highest of 16 ratings	250	256
John Hancock Group	A+ second highest of 16 ratings	186	190

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013
Statutory Basis Reserves for Losses and Loss Adjustment Expenses

Business Insurance
Beginning of period	$31,131	$31,006	$31,126	$31,051	$31,120	$30,929	$31,006	$31,131	$31,120
Incurred	1,663	2,057	1,860	2,147	1,668	1,970	1,920	5,580	5,558
Paid	(1,792)	(1,932)	(1,937)	(2,080)	(1,860)	(1,892)	(1,901)	(5,661)	(5,653)
Foreign exchange and other	4	(5)	2	2	1	(1)	4	1	4
End of period	$31,006	$31,126	$31,051	$31,120	$30,929	$31,006	$31,029	$31,051	$31,029

Financial, Professional & International Insurance
Beginning of period	$6,019	$6,045	$5,992	$5,894	$5,849	$5,757	$5,673	$6,019	$5,849
Incurred	341	299	307	359	300	330	329	947	959
Paid	(361)	(307)	(453)	(411)	(316)	(399)	(361)	(1,121)	(1,076)
Foreign exchange and other	46	(45)	48	7	(76)	(15)	73	49	(18)
End of period	$6,045	$5,992	$5,894	$5,849	$5,757	$5,673	$5,714	$5,894	$5,714

Personal Insurance
Beginning of period	$3,749	$3,740	$3,807	$3,583	$3,687	$3,529	$3,466	$3,749	$3,687
Incurred	1,314	1,435	1,143	1,613	1,102	1,190	1,001	3,892	3,293
Paid	(1,323)	(1,368)	(1,367)	(1,509)	(1,260)	(1,253)	(1,173)	(4,058)	(3,686)
End of period	$3,740	$3,807	$3,583	$3,687	$3,529	$3,466	$3,294	$3,583	$3,294

Total
Beginning of period	$40,899	$40,791	$40,925	$40,528	$40,656	$40,215	$40,145	$40,899	$40,656
Incurred	3,318	3,791	3,310	4,119	3,070	3,490	3,250	10,419	9,810
Paid	(3,476)	(3,607)	(3,757)	(4,000)	(3,436)	(3,544)	(3,435)	(10,840)	(10,415)
Foreign exchange and other	50	(50)	50	9	(75)	(16)	77	50	(14)
End of period	$40,791	$40,925	$40,528	$40,656	$40,215	$40,145	$40,037	$40,528	$40,037

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$167	$—	$—	$—	$190	$167	$190
Environmental	—	90	—	—	—	65	—	90	65
All other	(248)	(148)	(208)	(120)	(113)	(120)	(226)	(604)	(459)
Total Business Insurance (1)	(248)	(58)	(41)	(120)	(113)	(55)	(36)	(347)	(204)

Financial, Professional & International Insurance
Asbestos	—	—	8	—	—	—	—	8	—
All other	(46)	(96)	(95)	(69)	(58)	(72)	(74)	(237)	(204)
Total Financial, Professional & International Insurance	(46)	(96)	(87)	(69)	(58)	(72)	(74)	(229)	(204)

Personal Insurance	(10)	(67)	(65)	(33)	(60)	(65)	(48)	(142)	(173)
Total	$(304)	$(221)	$(193)	$(222)	$(231)	$(192)	$(158)	$(718)	$(581)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Asbestos reserves
Beginning reserves:
Gross	$2,780	$2,724	$2,660	$2,771	$2,689	$2,626	$2,566	$2,780	$2,689
Ceded	(341)	(340)	(335)	(324)	(311)	(292)	(288)	(341)	(311)
Net	2,439	2,384	2,325	2,447	2,378	2,334	2,278	2,439	2,378
Incurred losses and loss expenses:
Gross	—	—	171	—	—	—	190	171	190
Ceded	—	—	4	—	—	—	—	4	—
Losses paid:
Gross	56	64	60	82	63	60	70	180	193
Ceded	(1)	(5)	(7)	(13)	(19)	(4)	(25)	(13)	(48)
Ending reserves:
Gross	2,724	2,660	2,771	2,689	2,626	2,566	2,686	2,771	2,686
Ceded	(340)	(335)	(324)	(311)	(292)	(288)	(263)	(324)	(263)
Net	$2,384	$2,325	$2,447	$2,378	$2,334	$2,278	$2,423	$2,447	$2,423

Environmental reserves
Beginning reserves:
Gross	$346	$321	$396	$380	$352	$340	$399	$346	$352
Ceded	(5)	(4)	(9)	(7)	(5)	(4)	(11)	(5)	(5)
Net	341	317	387	373	347	336	388	341	347
Incurred losses and loss expenses:
Gross	—	96	3	—	—	72	—	99	72
Ceded	—	(6)	(3)	—	—	(7)	—	(9)	(7)
Losses paid:
Gross	25	21	19	28	12	13	28	65	53
Ceded	(1)	(1)	(5)	(2)	(1)	—	1	(7)	—
Ending reserves:
Gross	321	396	380	352	340	399	371	380	371
Ceded	(4)	(9)	(7)	(5)	(4)	(11)	(12)	(7)	(12)
Net	$317	$387	$373	$347	$336	$388	$359	$373	$359

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	September 30,	December 31,
Debt	2013	2012

Short-term debt
Commercial paper	$100	$100
5.00% Senior notes due March 15, 2013 (1)	—	500
Total short-term debt	100	600

Long-term debt
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	—
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	107
Total long-term debt	6,261	5,761
Unamortized fair value adjustment	51	52
Unamortized debt issuance costs	(66)	(63)
	6,246	5,750
Total debt	6,346	6,350

Common equity (excluding net unrealized investment gains, net of tax)	23,252	22,302
Total capital (excluding net unrealized investment gains, net of tax)	$29,598	$28,652
Total debt to capital (excluding net unrealized investment gains, net of tax)	21.4%	22.2%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	September 30,	December 31,
	2013 (1)	2012

Statutory basis surplus	$21,509	$20,048

GAAP adjustments

Goodwill and intangible assets	3,542	3,573

Investments	2,928	5,351

Noninsurance companies	(4,645)	(4,302)

Deferred acquisition costs	1,802	1,792

Deferred federal income tax	(1,503)	(2,220)

Current federal income tax	21	(9)

Reinsurance recoverables	201	201

Furniture, equipment & software	612	664

Employee benefits	(8)	(13)

Agents balances	167	151

Other	185	169

Total GAAP adjustments	3,302	5,357

GAAP shareholders’ equity	$24,811	$25,405

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Cash flows from operating activities
Net income	$806	$499	$864	$304	$896	$925	$864	$2,169	$2,685
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(10)	(4)	2	(39)	(10)	(167)	22	(12)	(155)
Depreciation and amortization	216	196	206	209	219	216	207	618	642
Deferred federal income tax expense	119	6	96	2	131	20	(19)	221	132
Amortization of deferred acquisition costs	971	976	986	977	948	950	953	2,933	2,851
Equity in income from other investments	(114)	(114)	(43)	(71)	(74)	(101)	(72)	(271)	(247)
Premiums receivable	(151)	(317)	161	169	(155)	(248)	161	(307)	(242)
Reinsurance recoverables	495	257	174	(473)	390	357	355	926	1,102
Deferred acquisition costs	(984)	(1,016)	(1,005)	(909)	(954)	(958)	(950)	(3,005)	(2,862)
Claims and claim adjustment expense reserves	(504)	(95)	(597)	656	(751)	(377)	(556)	(1,196)	(1,684)
Unearned premium reserves	117	229	160	(383)	187	158	138	506	483
Other	(147)	(166)	497	22	(297)	(53)	534	184	184
Net cash provided by operating activities	814	451	1,501	464	530	722	1,637	2,766	2,889

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,615	2,552	1,688	2,514	2,123	1,778	2,016	5,855	5,917
Proceeds from sales of investments:
Fixed maturities	223	319	182	363	234	338	588	724	1,160
Equity securities	15	7	9	6	36	14	7	31	57
Real estate investments	—	3	—	50	—	—	—	3	—
Other investments	203	183	130	319	174	207	164	516	545
Purchases of investments:
Fixed maturities	(2,604)	(2,596)	(2,477)	(2,770)	(2,339)	(2,149)	(2,004)	(7,677)	(6,492)
Equity securities	(10)	(23)	(6)	(9)	(13)	(27)	(10)	(39)	(50)
Real estate investments	(5)	(53)	(4)	(33)	(6)	(53)	(6)	(62)	(65)
Other investments	(114)	(107)	(71)	(242)	(95)	(114)	(103)	(292)	(312)
Net sales (purchases) of short-term securities	226	141	(408)	158	109	(28)	(1,974)	(41)	(1,893)
Securities transactions in course of settlement	248	(171)	(24)	(76)	180	(120)	220	53	280
Other	(92)	(41)	(96)	(94)	(100)	(57)	(97)	(229)	(254)
Net cash provided by (used in) investing activities	(295)	214	(1,077)	186	303	(211)	(1,199)	(1,158)	(1,107)

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2012	2013

Cash flows from financing activities
Payment of debt	—	(258)	—	—	(500)	—	—	(258)	(500)
Issuance of debt	—	—	—	—	—	—	494	—	494
Dividends paid to shareholders	(161)	(180)	(178)	(175)	(175)	(191)	(183)	(519)	(549)
Issuance of common stock - employee share options	77	93	77	48	98	41	19	247	158
Treasury stock acquired - share repurchase authorization	(354)	(353)	(349)	(418)	(300)	(300)	(800)	(1,056)	(1,400)
Treasury stock acquired - net employee share-based compensation	(52)	—	—	(1)	(58)	(1)	(1)	(52)	(60)
Excess tax benefits from share-based payment arrangements	12	7	13	6	21	8	14	32	43
Net cash used in financing activities	(478)	(691)	(437)	(540)	(914)	(443)	(457)	(1,606)	(1,814)

Effect of exchange rate changes on cash	3	(2)	3	—	(6)	(3)	6	4	(3)

Net increase (decrease) in cash	44	(28)	(10)	110	(87)	65	(13)	6	(35)
Cash at beginning of period	214	258	230	220	330	243	308	214	330
Cash at end of period	$258	$230	$220	$330	$243	$308	$295	$220	$295

Income taxes paid (received)	$20	$276	$14	$(122)	$27	$468	$229	$310	$724
Interest paid	$35	$156	$35	$149	$35	$149	$22	$226	$206

The Travelers Companies, Inc. Financial Supplement - Third Quarter 2013 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio) and the underwriting expense ratio.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees and other to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

GAAP combined ratio excluding the incremental impact of the direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory basis surplus represents the excess of an insurance company’s assets over its liabilities in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Partner Services; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability coverages, which primarily use credit-based underwriting processes, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Canada and the Republic of Ireland, and on an international basis through Lloyd’s.  The segment includes Bond & Financial Products as well as International.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.